Exhibit 99.1

EXECUTION COPY

SEPARATION AGREEMENT AND MUTUAL RELEASE

RECITALS

This Separation Agreement and Mutual Release (the “Agreement”) is made by and between Timothy Christoffersen (“Employee”) and Monolithic Power Systems, Inc. (the “Company”) (jointly referred to as the “Parties”):

WHEREAS, Employee is employed by the Company;

WHEREAS, the Parties entered into that Amended and Restated Employment Agreement, effective as of April 28, 2005 (the “Employment Agreement”);

WHEREAS, the Company has agreed to accept Employee’s resignation as its Chief Financial Officer and Secretary and his relinquishment of all other officer and director positions with the Company and its affiliates (including, but not limited to, Employee’s appointment as Liquidator for the winding-up of Monolithic Power Systems, Inc., a Cayman Islands company and wholly-owned subsidiary of the Company), effective as of September 6, 2005 (the “Resignation Date”); and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Employee may have against the Company, including, but not limited to, any and all claims arising or in any way related to Employee’s employment with or separation from the Company.

NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

COVENANTS

1. Consideration. Upon the Resignation Date, the Company agrees to pay Employee a lump sum of $3,000. This payment will be made to Employee within five (5) business days after the Resignation Date.

2. Equity Matters.

(a) Stock Options. Employee’s Options (as defined in the Employment Agreement) shall be governed by Section 3(c) of the Employment Agreement.

(b) Option Status and Withholding. From the Effective Date (as defined in Section 26 below) through the Resignation Date, Employee will continue to be a Service Provider for purposes of the Plan and the Option Agreements, pursuant to the Employment Agreement. Employee acknowledges that if any of the Options have been classified as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, such Options will convert into nonstatutory stock options three (3) months and one (1) day after the Resignation Date. Furthermore, Employee acknowledges that in the event the Options are classified as nonstatutory stock options on the date such Options are exercised, the income recognized upon such exercise will be considered wages that must be reported on Employee’s W-2 and applicable tax withholding will be required. Employee agrees that the Company may refuse to process any such exercise until Employee has made arrangements satisfactory to the Company to satisfy any such withholding obligations.

3. Benefits. Employee’s health insurance benefits will cease on the Resignation Date, subject to Employee’s right to continue his health insurance under COBRA. Employee’s participation in all other benefits and incidents of employment will cease on the Resignation Date. Employee will cease accruing employee benefits, including, but not limited to, vacation time and paid time off, as of the Resignation Date.

4. Confidential Information. Employee will continue to maintain the confidentiality of all confidential and proprietary information of the Company and will continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee will return all of the Company’s property and confidential and proprietary information in his possession to the Company promptly after the execution by the parties hereof.

5. Payment of Salary and Benefits. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee through the Effective Date. Employee shall cease accruing employee benefits, including, but not limited to, vacation time and paid time off, as of the Resignation Date.

6. Mutual Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company or any parent or subsidiary of the Company. Employee and the Company, on behalf of themselves and their respective heirs, agents, representatives, immediate family members, executors, assigns, directors, employees, attorneys, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations, hereby fully and forever release each other and their respective heirs, agents, representatives, immediate family members, executors, assigns, directors, employees, attorneys, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations and agree not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee or the Company may possess against each other from any omissions, acts or facts that have occurred up until and including the Effective Date of this Release including, without limitation:

(a) any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination, harassment, retaliation, fraud, fraudulent inducement, breach of contract, both express and implied, breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, workers’ compensation and disability benefits;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, the Employee Retirement Income Security Act of 1974, the Older Workers Benefit Protection Act, The Worker Adjustment and Retraining Notification Act, the California Fair Employment and Housing Act, and the California Labor Code;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

(h) any and all claims for attorneys’ fees and costs.

The Company and Employee agree that the release set forth in this section will be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement, the Employment Agreement after the date of this Agreement and, to the extent applicable, to any Employee claims for indemnification from the Company due to claims made by third parties.

7. Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that:

(a) he should consult with an attorney prior to executing this Agreement;

(b) he has up to twenty-one (21) days within which to consider this Agreement;

(c) he has seven (7) days following his execution of this Agreement to revoke the Agreement;

(d) this Agreement will not be effective until the revocation period has expired; and

(e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

8. Civil Code Section 1542. Employee and the Company represent that they are not aware of any claim by them other than the claims that are released by this Agreement. Employee and the Company acknowledge that they are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

9. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

10. Confidentiality. The Parties acknowledge that Employee’s agreement to keep the terms and conditions of this Agreement confidential was a material factor on which all parties relied in entering into this Agreement. Employee hereto agrees to use his best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as “Settlement Information”). Employee agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. Employee agrees to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information.

11. No Cooperation. Employee agrees that he will not encourage, counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Employee will inform the Company in writing within three (3) days of receiving any such subpoena or other court order.

12. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Releasees, and any tortious interference with the contracts, relationships and prospective economic advantage of the Releasees. Employee agrees that he will direct all inquiries by potential future employers to Human Resources. The Company agrees that it and its executive officers will not disparage and will refrain from any defamation, libel or slander of the Employee, and any tortious interference with the contracts, relationships and prospective economic advantage of the Employee.

13. Non-Solicitation. Employee agrees that for a period of twelve (12) months immediately following the Effective Date of this Agreement, Employee will not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees or consultants to leave their employment, or attempt to do so, either for himself or any other person or entity.

14. Breach. Employee and the Company acknowledge and agree that any breach of Sections 4, 6, 9, 12, 13 or 14 of this Agreement will constitute a material breach of this Agreement and will entitle the Company or Employee immediately to recover and/or cease the severance benefits provided to Employee under this Agreement.

15. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of actual or potential disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement will be deemed or construed to be:

(a) an admission of the truth or falsity of any claims made or any potential claims; or

(b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

16. Costs. The Parties will each bear their own costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement, except as provided herein.

17. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, will be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes or California Code of Civil Procedure. The Parties agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration will be awarded its reasonable attorneys’ fees and costs. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Employee’s obligations under this Agreement and the Confidentiality Agreement.

18. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums to Employee under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon.

Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of Employee’s failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys’ fees.

19. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

20. No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. In entering into this Agreement, neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

21. Severability. In the event that any provision, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision or portion of said provision.

22. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Confidentiality Agreement, the Consulting Agreement, the Plan, and, to the extent not amended hereby, the Option Agreements.

23. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, will not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement will remain in full force and effect as if no such forbearance or failure of performance had occurred.

24. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the Chief Executive Officer of the Company.

25. Governing Law. This Agreement will be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to choice-of-law provisions. Employee hereby consents to personal and exclusive jurisdiction and venue in the State of California.

26. Effective Date. This Agreement will become effective on the date that (i) it has been signed by both parties and (ii) eight (8) days have passed since Employee has signed it (the “Effective Date”).

27. Counterparts. This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

28. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains; and

(d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

TIMOTHY CHRISTOFFERSEN

Dated: September 1, 2005	By:	/s/ TIMOTHY CHRISTOFFERSEN
Timothy Christoffersen

MONOLITHIC POWER SYSTEMS, INC.

Dated: September 2, 2005	By:	/s/ MICHAEL HSING
	Name:	Michael Hsing
	Title:	Chief Executive Officer